Exhibit 10.2

ORGANIZATIONAL CERTIFICATE OF
THE INCORPORATOR OF
RED ROCK PICTURES, INC.
A NEVADA CORPORATION

          The undersigned, Mary Ann Sapone, the incorporator named in the Articles of Incorporation of the above-named Corporation, in order to record certain actions taken in connection with the organization of this Corporation, pursuant to the powers conferred upon incorporators by the General Corporation Law of the State of Nevada, does hereby certify as follows:

ARTICLES FILED

          The original Articles of Incorporation of the Corporation have been filed in the office of the Nevada Secretary of State in Carson City, Nevada. A certified copy of the Articles of Incorporation, showing the filing date and corporate number, has been transferred to the director nominee named below.

BYLAWS

          A form of Bylaws for the regulation of the affairs of this Corporation are hereby adopted as the Bylaws of this Corporation.

          The Secretary of this Corporation is hereby authorized and directed to execute a certificate of the adoption of the Bylaws, to insert the Bylaws as so certified in the minute book of this Corporation and to see that a copy of the Bylaws, similarly certified, is kept at the principal office for the transaction of business of this Corporation.

NUMBER AND APPOINTMENT

          Until changed as provided for in the Bylaws, the number of directors of this Corporation is hereby fixed as one.

          The name of the person appointed to act as the first director of this Corporation, which director shall serve until a successor is duly elected pursuant to the Bylaws, or until his resignation or removal, as the case may be, and in whom the powers of further organization and direction of this Corporation are hereby vested, effective upo; his acceptance of this appointment arc as follows:

Robert Levy

          The undersigned, having completed the initial organization of the above-named Corporation and having named one directors to carry on the functions of directors as required by law, hereby executes this Organizational Certificate recording the actions so taken and declares that she has delivered the Articles of Incorporation, the Bylaws, and the original of this Certificate to the director as named hereinabove. By reason of the foregoing, I do hereby tender my resignation as incorporator.

August 22, 2006

                                                                                                    INCORPORATOR

                                                                                                    /s/ Mary Ann Sapone

                                                                                                    Mary Ann Sapone